AMENDMENT NO. 3 FEE LETTER

Date: July 7, 2017

To: **Webster Business Credit Corporation**, as Lender

From: **Manhattan Bridge Capital, Inc.** ("Borrower")

Ladies and Gentlemen:

Reference is made to (i) the Credit and Security Agreement, dated as of February 27, 2015 (the "Credit Agreement"), with the Borrower identified above, the other "Loan Parties" identified as such therein, Webster Business Credit Corporation ("WBCC") as a "Lender Party" and agent for all other "Lender Parties" (WBCC, in such capacity, "Lender"); and (ii) Amendment No. 3 to Credit and Security Agreement, dated as of the date hereof, with the Borrower, the other Loan Parties and the Lender ("Amendment No. 3"). Capitalized terms used herein without definition are used as defined in the Credit Agreement.

In connection with, and in consideration of the agreements contained in Amendment No. 3, Borrower agrees as follows:

1. Agency Fee. Borrower shall pay to Lender for its own account an Agency Fee equal to one half of one percent (0.50%) per annum computed on the actual principal amount of Advances outstanding during any month (the "Agency Fee"). The Agency Fee shall be payable to Lender in arrears on the first day of each month, commencing on the first day of the calendar month immediately following the Amendment No. 3 Effective Date with respect to Base Rate Loans or Daily LIBOR Rate Loans, and, with respect to LIBOR Rate Loans, at the end of each Interest Period or, for LIBOR Rate Loans with an Interest Period in excess of three (3) months, at the earlier of (a) each three (3) months' anniversary date of the commencement of such LIBOR Rate Loan or (b) the end of the Interest Period.

2. Syndication Fee. Amendment No. 3 contemplates a potential increase in the Maximum Revolving Amount by a principal amount of Five Million Dollars ($5,000,000) (the "Incremental Revolving Credit Commitment"). As a condition precedent to the Incremental Revolving Credit Commitment, Borrower shall pay Lender on the effective date of the Incremental Revolving Credit Commitment a fully earned, nonrefundable syndication fee of Fifteen Thousand Dollars ($15,000), which fee is payable solely to Lender (the "Syndication Fee"). The Syndication Fee shall be in addition to and not in satisfaction of any other fees required to be paid by Borrower pursuant to the Credit Agreement in connection with the Incremental Revolving Credit Commitment.

The terms contained in this Amendment No. 3 Fee Letter are confidential and, except for disclosure to the board of directors, managers, officers and employees of Borrower, professional advisors retained by Borrower in connection with the transactions contemplated hereby, or as may be required by law, may not be disclosed in whole or in part to any other person or entity (including any other Lender Party) without WBCC's prior

written consent.

Once paid, the fees or any part thereof payable hereunder shall not be refundable under any circumstances. All fees payable hereunder shall be paid in immediately available funds.

This Amendment No. 3 Fee Letter may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Amendment No. 3 Fee Letter. Delivery of an executed counterpart of a signature page to this Amendment No. 3 Fee Letter by telecopier or electronic transmission (including by ".pdf" or other similar format) shall be as effective as delivery of an original executed counterpart of this Amendment No. 3 Fee Letter.

This letter shall be governed by and construed in accordance with the laws of the state of New York. THE PARTIES HERETO WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF THIS FEE LETTER.

[Signature Page to Follow]

This letter is the "Amendment No. 3 Fee Letter" referenced in Amendment No. 3, and will be deemed to constitute an "Other Document" under the Credit Agreement. Any amount owing hereunder shall constitute "Obligations" under the Credit Agreement.

Agreed

MANHATTAN BRIDGE CAPITAL, INC.

By: ______________________
Name:
Title:

WEBSTER BUSINESS CREDIT CORPORATION, as Lender

By: ______________________
Name: Leo Goldstein
Title: Vice President